[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999) Trustee
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, and
Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -26.44%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -26.49% over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's return also compares to a -17.98% return over the same period for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market.

A CHALLENGING ENVIRONMENT
The period was a difficult one for growth managers as growth stocks remained out of favor. In fact, price declines in the first half of 2002 erased much of the lift we got from a fourth-quarter rally in 2001. While earnings remained subdued, in the latter half of the period the market seemed to shrug off indications that the economy had begun to heal. Fears about everything from terrorist threats to Middle East violence to accounting chicanery kept investors singularly focused on risk. This led the recovery in the stock market to deviate from the path of past cyclical upturns.

Of course, every market is different. We have been in the midst of an investment-led profits recession. That is, businesses experiencing profit pressures have dramatically scaled back their spending on capital equipment generally and information technology specifically. What's different about this cycle, in our opinion, is that we need to see sustained improvements across the industrial economy before we can say with certainty that the worst is behind us.

AREAS OF RELATIVE STRENGTH
Adhering to our more conservative growth investment style kept us tilted away from the most aggressive growth sectors, which have experienced more weakness than the overall market. For example, we completely exited the utilities and communications sector in the second half of the period. Stocks in this group fell substantially in 2001 and have remained under severe pressure so far in 2002. We have also reduced our technology exposure over the period and adopted a cautious stance on the sector, consistent with our view that improvements here will likely take longer to materialize than elsewhere.

Our positioning among stocks in the leisure sector was an area of strength over the period, as leading media conglomerates benefited from an improved advertising environment. We believe this trend will strengthen in the coming quarters. Results were also strong in the basic materials and industrial goods sectors. Within industrial goods, a commitment to defense-related stocks benefited results. Despite the downdraft in growth stocks in general, companies perceived to benefit from increased defense spending such as General Dynamics and Northrop Grumman posted solid results over the period.

AREAS OF DISAPPOINTMENT
Our holding in Tyco International significantly underperformed. Waves of bad news concerning potential liquidity issues, a break-up plan that was later reversed, and the resignation of the CEO weighed very heavily on the stock. Amid the uncertainty, we reduced our exposure; still, the steep decline in this stock detracted meaningfully from performance.

Despite strong stock selection in health care, our underweighting versus our benchmark detracted from relative results as the sector did not decline as much as the overall benchmark. Within the sector, we have emphasized service providers over major pharmaceutical companies. Service providers, such as hospital group Tenet Healthcare and managed care leader UnitedHealth Group, have experienced stronger pricing, lower costs, and a better reimbursement environment. We think drug companies, on the other hand, face potentially slower growth in the future due to limited new drug pipelines and patent expirations.

Elsewhere, our underweighting in consumer staples firms held back relative performance, as the sector did well over the period.

CHANGES IN FUND POSITIONING
We'd describe the changes we've made over the period as more tactical than strategic in nature. At the end of the period, financial services and leisure remained our largest overweighted positions relative to our benchmark. Regarding the former, we believe the commercial property and casualty insurance cycle is still in early innings and that policy pricing and terms will likely get better from here. That said, where our stocks in this area have lived up to our near-term expectations, we have been willing to reduce positions.

We mentioned earlier our underweighted positions in technology and health care. We have not made significant changes in these areas during the past six months. We also pointed out that we had dropped all utilities and communications holdings. While that sector wasn't a major exposure at the start of the period, carrying no weight at the close of the period correctly suggests that we viewed this as an area that may take a long time to recover.

We also added to our holdings in the consumer staples area. This is a more mature sector, so we don't expect volume and revenue growth to be exciting. But we do believe the fruits of past restructurings and market share gains are just now beginning to become evident. Our holdings here favored companies that we believed had commanding market shares and were producing solid cash flows.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Note to shareholders: Effective December 31, 2001, the Russell 1000 Growth Index replaced the S&P 500 as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the portfolio's performance. For comparison to the broad stock market, we will also continue to provide returns for the S&P 500.

The opinions expressed in this report are those of portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $180.3 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2002. Index information is from March 1, 2000.)

                        MFS
                    Institutional
                      Large Cap               S&P 500           Russell 1000
                     Growth Fund            Stock Index         Growth Index
"2/00"               $3,000,000             $3,000,000          $3,000,000
"6/00"                2,964,000              3,206,000           3,128,000
"6/01"                2,251,000              2,731,000           1,996,000
"6/02"                1,655,461              2,239,952           1,467,624

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002
                                                    1 Year                Life*
-------------------------------------------------------------------------------
Cumulative Total Return                            -26.44%              -44.82%
-------------------------------------------------------------------------------
Average Annual Total Return                        -26.44%              -22.32%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)                                1 Year                Life*
-------------------------------------------------------------------------------
S&P 500 Stock Index#                               -17.98%              -11.77%
-------------------------------------------------------------------------------
Russell 1000 Growth Index#                         -26.49%              -26.39%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2002. Index information is from
    March 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 97.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.6%
  Aerospace - 3.6%
    General Dynamics Corp.                                               8,500             $    903,975
    Lockheed Martin Corp.                                               20,800                1,445,600
    Northrop Grumman Corp.                                              33,100                4,137,500
                                                                                           ------------
                                                                                           $  6,487,075
-------------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Southwest Airlines Co.                                              36,300             $    586,608
-------------------------------------------------------------------------------------------------------
  Automotive - 1.8%
    Harley-Davidson, Inc.                                               62,890             $  3,224,370
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.6%
    Capital One Financial Corp.                                         46,550             $  2,841,878
-------------------------------------------------------------------------------------------------------
  Beverages - 0.6%
    The Pepsi Bottling Group, Inc.                                      36,100             $  1,111,880
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.9%
    Amgen, Inc.*                                                        63,250             $  2,648,910
    Eli Lilly & Co.                                                     37,970                2,141,508
    Pharmacia Corp.                                                      9,900                  370,755
                                                                                           ------------
                                                                                           $  5,161,173
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                               17,200             $  1,238,400
-------------------------------------------------------------------------------------------------------
  Business Services - 3.1%
    Automatic Data Processing, Inc.                                      8,100             $    352,755
    First Data Corp.                                                   139,120                5,175,264
                                                                                           ------------
                                                                                           $  5,528,019
-------------------------------------------------------------------------------------------------------
  Cellular Phones
    Motorola, Inc.                                                       1,600             $     23,072
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Praxair, Inc.                                                       24,920             $  1,419,692
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.4%
    Cisco Systems, Inc.*                                               294,740             $  4,111,623
    Dell Computer Corp.*                                                77,240                2,019,054
                                                                                           ------------
                                                                                           $  6,130,677
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                      185,200             $  1,753,844
    Rational Software Corp.*                                            20,480                  168,141
                                                                                           ------------
                                                                                           $  1,921,985
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.8%
    Electronic Arts, Inc.*                                               7,000             $    462,350
    Intuit, Inc.*                                                       18,100                  899,932
    Microsoft Corp.*                                                   132,050                7,223,135
                                                                                           ------------
                                                                                           $  8,585,417
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    VERITAS Software Corp.*                                             57,021             $  1,128,446
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    Adobe Systems, Inc.                                                 38,380             $  1,093,830
    Cadence Design Systems, Inc.*                                       44,760                  721,531
    EMC Corp.*                                                          40,540                  306,077
    Kroger Co.*                                                          1,750                   34,825
    Peoplesoft, Inc.*                                                   75,210                1,119,125
                                                                                           ------------
                                                                                           $  3,275,388
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    General Electric Co.                                               141,520             $  4,111,156
    Tyco International Ltd.                                             26,036                  351,746
                                                                                           ------------
                                                                                           $  4,462,902
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.3%
    Avon Products, Inc.                                                 61,500             $  3,212,760
    Estee Lauder Cos., "A"                                               1,200                   42,240
    Philip Morris Cos., Inc.                                            56,450                2,465,736
    Procter & Gamble Co.                                                23,300                2,080,690
                                                                                           ------------
                                                                                           $  7,801,426
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    Danaher Corp.                                                       36,050             $  2,391,918
-------------------------------------------------------------------------------------------------------
  Electronics - 3.8%
    Analog Devices, Inc.*                                               39,140             $  1,162,458
    Applied Materials, Inc.*                                            23,500                  446,970
    Intel Corp.                                                         34,700                  633,969
    KLA-Tencor Corp.*                                                   12,100                  532,279
    Linear Technology Corp.                                             35,010                1,100,364
    Microchip Technology, Inc.*                                         32,700                  896,961
    Micron Technology, Inc.*                                            35,280                  713,362
    QLogic Corp.*                                                        7,890                  300,609
    Texas Instruments, Inc.                                             14,680                  347,916
    Xilinx, Inc.*                                                       34,300                  769,349
                                                                                           ------------
                                                                                           $  6,904,237
-------------------------------------------------------------------------------------------------------
  Entertainment - 6.0%
    Carnival Corp.                                                      36,810             $  1,019,269
    Clear Channel Communications, Inc.*                                 60,940                1,951,299
    The Walt Disney Co.                                                 52,100                  984,690
    Univision Communications, Inc., "A"*                                11,400                  357,960
    Viacom, Inc., "B"*                                                 141,421                6,274,849
    Westwood One, Inc.*                                                  4,300                  143,706
                                                                                           ------------
                                                                                           $ 10,731,773
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.6%
    American Express Co.                                                36,220             $  1,315,511
    Citigroup, Inc.                                                      8,703                  337,241
    Freddie Mac                                                         41,060                2,512,872
    Goldman Sachs Group, Inc.                                           37,180                2,727,153
    Merrill Lynch & Co., Inc.                                           32,800                1,328,400
                                                                                           ------------
                                                                                           $  8,221,177
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.8%
    PepsiCo, Inc.                                                       82,520             $  3,977,464
    Sysco Corp.                                                         40,300                1,096,966
    The J.M. Smucker Co.                                                   276                    9,420
                                                                                           ------------
                                                                                           $  5,083,850
-------------------------------------------------------------------------------------------------------
  Insurance - 3.3%
    AFLAC, Inc.                                                         17,200             $    550,400
    American International Group, Inc.                                  63,770                4,351,027
    Chubb Corp.                                                         15,700                1,111,560
                                                                                           ------------
                                                                                           $  6,012,987
-------------------------------------------------------------------------------------------------------
  Internet - 0.7%
    Ebay, Inc.*                                                         19,920             $  1,227,470
-------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    SPX Corp.                                                            5,400             $    634,500
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 9.8%
    Baxter International, Inc.                                          61,500             $  2,733,675
    Forest Laboratories, Inc.*                                          21,180                1,499,544
    Johnson & Johnson Co.                                               66,540                3,477,380
    Pfizer, Inc.                                                       217,027                7,595,945
    Stryker Corp.                                                        2,600                  139,126
    Wyeth                                                               43,020                2,202,624
                                                                                           ------------
                                                                                           $ 17,648,294
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.7%
    Anthem, Inc.*                                                       11,500             $    776,020
    Genzyme Corp.*                                                      18,100                  348,244
    HCA, Inc.                                                           26,370                1,252,575
    IMS Health, Inc.                                                     1,030                   18,488
    Medimmune, Inc.*                                                    12,900                  340,560
    Medtronic, Inc.                                                     21,600                  925,560
    Tenet Healthcare Corp.*                                             44,800                3,205,440
    UnitedHealth Group, Inc.                                            36,700                3,359,885
                                                                                           ------------
                                                                                           $ 10,226,772
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.0%
    Baker Hughes, Inc.                                                  53,900             $  1,794,331
    BJ Services Co.*                                                    20,900                  708,092
    GlobalSantaFe Corp.                                                 16,900                  462,215
    Noble Corp.*                                                        18,100                  698,660
                                                                                           ------------
                                                                                           $  3,663,298
-------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Apache Corp.                                                         8,500             $    488,580
    Devon Energy Corp.                                                  18,400                  906,752
                                                                                           ------------
                                                                                           $  1,395,332
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Omnicom Group, Inc.                                                  6,500             $    297,700
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Yum! Brands, Inc.*                                                  63,200             $  1,848,600
-------------------------------------------------------------------------------------------------------
  Retail - 9.6%
    Best Buy Co., Inc.*                                                 17,500             $    635,250
    Home Depot, Inc.                                                    24,300                  892,539
    Kohl's Corp.*                                                       20,600                1,443,648
    Lowe's Companies., Inc.                                             96,700                4,390,180
    Target Corp.                                                        43,430                1,654,683
    The TJX Cos., Inc.                                                  55,600                1,090,316
    Wal-Mart Stores, Inc.                                              106,720                5,870,667
    Walgreen Co.                                                        35,600                1,375,228
                                                                                           ------------
                                                                                           $ 17,352,511
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.6%
    3M Co.                                                              32,900             $  4,046,700
    Illinois Tool Works, Inc.                                           36,450                2,489,535
                                                                                           ------------
                                                                                           $  6,536,235
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.1%
    Brocade Communications Systems, Inc.*                               52,750             $    922,070
    EchoStar Communications Corp.*                                      28,000                  519,680
    Emulex Corp.*                                                       10,800                  243,108
    USA Interactive, Inc.*                                              14,700                  344,715
                                                                                           ------------
                                                                                           $  2,029,573
-------------------------------------------------------------------------------------------------------
  Transportation - 2.1%
    FedEx Corp.                                                         26,300             $  1,404,420
    United Parcel Service, Inc.                                         37,310                2,303,893
                                                                                           ------------
                                                                                           $  3,708,313
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $166,842,948
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.7%
  Australia - 0.7%
    News Corp. Ltd., ADR (Entertainment)                                52,224             $  1,197,496
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                                                28,470             $    899,652
    XL Capital Ltd. (Insurance)                                         24,480                2,073,456
                                                                                           ------------
                                                                                           $  2,973,108
-------------------------------------------------------------------------------------------------------
  France - 0.2%
    Aventis (Pharmaceuticals)*                                           5,500             $    387,365
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Alcon, Inc. (Medical & Health Products)*                            26,200             $    897,350
-------------------------------------------------------------------------------------------------------
  Taiwan - 0.6%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)*     84,510             $  1,098,630
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Diageo PLC (Food & Beverage Products)*                              38,350             $  1,980,778
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  8,534,727
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $183,112,430)                                               $175,377,675
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.1%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $5,656,919 (secured by U.S. Treasury
      obligations and Federal Agency Obligations in a
      jointly traded account), at Cost                                $  5,656             $  5,656,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $188,768,430)                                          $181,033,675

Other Assets, Less Liabilities - (0.4)%                                                        (758,455)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $180,275,220
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $188,768,430)            $181,033,675
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         4,013,436
  Cash                                                                   34,297
  Receivable for investments sold                                     6,145,248
  Interest and dividends receivable                                     107,761
  Receivable from investment adviser                                    124,202
  Other assets                                                               87
                                                                   ------------
      Total assets                                                 $191,458,706
                                                                   ------------
Liabilities:
  Payable for foreign currency, at value (identified
    cost, $9,791)                                                  $     10,071
  Payable for investments purchased                                   7,101,930
  Collateral for securities loaned, at value                          4,013,436
  Payable to affiliates for management fee                                7,440
  Accrued expenses and other liabilities                                 50,609
                                                                   ------------
      Total liabilities                                            $ 11,183,486
                                                                   ------------
Net assets                                                         $180,275,220
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $242,749,400
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (7,734,075)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (54,940,208)
  Accumulated undistributed net investment income                       200,103
                                                                   ------------
      Total                                                        $180,275,220
                                                                   ============
Shares of beneficial interest outstanding                           33,026,042
                                                                    ==========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $5.46
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $    222,667
    Dividends                                                         1,101,768
    Foreign taxes withheld                                               (8,111)
                                                                   ------------
      Total investment income                                      $  1,316,324
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,197,704
    Trustees' compensation                                                4,181
    Shareholder servicing agent fee                                      11,934
    Administrative fee                                                   18,707
    Custodian fee                                                        72,594
    Printing                                                             16,034
    Postage                                                                  27
    Auditing fees                                                        28,300
    Legal fees                                                            5,762
    Registration fees                                                    44,564
    Miscellaneous                                                         4,552
                                                                   ------------
      Total expenses                                               $  1,404,359
    Fees paid indirectly                                                 (2,464)
    Reduction of expenses by investment adviser                        (521,996)
                                                                   ------------
      Net expenses                                                 $    879,899
                                                                   ------------
        Net investment income                                      $    436,425
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(35,866,476)
    Foreign currency transactions                                        (5,303)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(35,871,779)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(10,615,618)
    Translation of assets and liabilities in foreign
      currencies                                                          1,170
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(10,614,448)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(46,486,227)
                                                                   ------------
          Decrease in net assets from operations                   $(46,049,802)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                        2002                   2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $    436,425           $    281,652
  Net realized loss on investments and foreign currency
    transactions                                                    (35,871,779)           (18,257,140)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (10,614,448)             2,600,873
                                                                   ------------           ------------
    Decrease in net assets from operations                         $(46,049,802)          $(15,374,615)
                                                                   ------------           ------------
Distributions declared to shareholders -
  From net investment income                                       $   (417,502)          $   (111,169)
  In excess of net realized loss on investments and foreign
    currency transactions                                                  --                 (352,533)
                                                                   ------------           ------------
      Total distributions declared to shareholders                 $   (417,502)          $   (463,702)
                                                                   ------------           ------------
Net increase in net assets from fund share transactions            $112,849,947           $114,488,573
                                                                   ------------           ------------
      Total increase in net assets                                 $ 66,382,643           $ 98,650,256
Net assets:
  At beginning of period                                            113,892,577             15,242,321
                                                                   ------------           ------------
  At end of period (including accumulated undistributed net
    investment income of $200,103 and $186,483,
    respectively)                                                  $180,275,220           $113,892,577
                                                                   ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                           ---------------------------------            PERIOD ENDED
                                                                   2002                 2001          JUNE 30, 2000*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 7.44               $ 9.88                  $10.00
                                                                 ------               ------                  ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.02               $ 0.04                  $ 0.03
  Net realized and unrealized loss on investments and
    foreign currency                                              (1.98)               (2.40)                  (0.15)
                                                                 ------               ------                  ------
      Total from investment operations                           $(1.96)              $(2.36)                 $(0.12)
                                                                 ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.02)              $(0.02)                 $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                  (0.06)                   --
                                                                 ------               ------                  ------
      Total distributions declared to shareholders               $(0.02)              $(0.08)                 $  --
                                                                 ------               ------                  ------
Net asset value - end of period                                  $ 5.46               $ 7.44                  $ 9.88
                                                                 ======               ======                  ======
Total return                                                     (26.44)%             (24.07)%                 (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       0.55%                0.56%                   0.57%+
  Net investment income                                            0.27%                0.47%                   0.96%+
Portfolio turnover                                                  217%                 314%                     98%
Net assets at end of period (000 Omitted)                      $180,275             $113,893                 $15,242

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                             $(0.00)+++           $ 0.01                 $(0.01)
        Ratios (to average net assets):
          Expenses##                                               0.88%                0.90%                  1.87%+
          Net investment income (loss)                            (0.06)%               0.13%                 (0.34)%+
  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Instutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $3,887,195. These loans were collateralized by cash of $4,013,436 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
ISSUER                                                SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       4,013,436         $4,013,436

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,327 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $137 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to currency transactions.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                                JUNE 30, 2002     JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from ordinary income          $417,502          $463,703

During the year ended June 30, 2002, accumulated undistributed net investment income decreased by $5,303, accumulated net realized loss on investments and foreign currency transactions decreased by $5,302, and paid-in capital increased by $1 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $    200,103
          Capital loss carryforward                     (24,725,505)
          Unrealized loss                               (27,846,383)
          Other temporary differences                   (10,102,395)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration of $24,725,505 on June 30, 2010.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2002 were 0.50% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fee and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $440,367,751 and $325,499,543, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $208,880,738
                                                                 ------------
Gross unrealized depreciation                                    $(34,020,753)
Gross unrealized appreciation                                       6,173,690
                                                                 ------------
    Net unrealized depreciation                                  $(27,847,063)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          YEAR ENDED JUNE 30, 2002             YEAR ENDED JUNE 30, 2001
                                    ------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          18,140,268       $115,518,170        14,252,827       $118,061,211
Shares issued to shareholders in
  reinvestment of distributions          62,451            417,502            51,926            463,702
Shares reacquired                      (489,418)        (3,085,725)         (534,735)        (4,036,340)
                                     ----------       ------------        ----------       ------------
    Net increase                     17,713,301       $112,849,947        13,770,018       $114,488,573
                                     ==========       ============        ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2002, was $131. The fund had no borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Growth Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Large Cap Growth Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002
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FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 88.58%.
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(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               ILG-2  8/02  400